UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2012

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On May 10, 2012, the board of directors of the Federal Home Loan Bank of Topeka ("FHLBank") amended the Asset-Based Stock Purchase Requirement pursuant to its Capital Plan. Section 7(a) of FHLBank’s Capital Plan establishes the Asset-Based Stock Purchase Requirement and permits the board of directors to establish the specified percentage and the maximum Asset-Based Stock Purchase Requirement from time to time. Pursuant to Section 7(a) of the Capital Plan, the board of directors has amended the Asset-Based Stock Purchase Requirement to one-tenth of one percent (0.1%) from the previous requirement of two-tenths of one percent (0.2%). The board of directors has also amended the maximum dollar amount of the Asset-Based Stock Purchase Requirement to $500,000 from the previous maximum dollar amount of $1,000,000. The amendments will result in a reduction in required Class A Common Stock and an increase in required Class B Common Stock.

Upon notification of the foregoing changes, a member shall have sixty calendar days from the notification date to comply with the amended Asset-Based Stock Purchase Requirement. During said sixty-day period, however, a member will be ineligible to engage in any new activity with the FHLBank unless the member is then in compliance with the amended Asset-Based Stock Purchase Requirement.

Item 7.01 Regulation FD Disclosure.

On May 14, 2012, FHLBank distributed a message to its members announcing the amended Asset-Based Stock Purchase Requirement pursuant to the Capital Plan. A copy of the message is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and information contained in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") or otherwise subject to liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Forward-Looking Statements

The information contained in Exhibit 99.1 and incorporated herein contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of FHLBank’s operations. These statements may be identified by the use of forward-looking terminology such as "will," "plan" or other variations on these terms. FHLBank cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: political events, including legislative, regulatory, judicial or other developments that affect FHLBank, its members, counterparties or investors; changes in economic and market conditions, including conditions in the mortgage, housing and capital markets; changes in demand for advances or consolidated obligations of FHLBank and/or of the FHLBank System; volatility of market prices, rates and indices and the timing and volume of market activity; changes in FHLBank’s capital structure; membership changes, including changes resulting from member failures, mergers or changes in principal place of business; and adverse developments or events affecting or involving other FHLBanks, housing GSEs or the FHLBank System in general. Additional risks that might cause FHLBank’s results to differ from these forward-looking statements are provided in detail in FHLBank’s filings with the SEC, which are available at www.sec.gov.

All forward-looking statements contained in Exhibit 99.1 and incorporated herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and FHLBank has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Changes to FHLBank Topeka's Asset-Based Stock Purchase Requirement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

May 14, 2012	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Changes to FHLBank Topeka's Asset-Based Stock Purchase Requirement